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                                                                EXHIBIT 10.10(c)


                           NUVEEN INVESTMENT TRUST II

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT


This Agreement made this 1st day of June, 2000 by and between Nuveen Investment Trust II, a Massachusetts business trust (the "Fund"), and Nuveen Institutional Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment advisory and management services and certain other services to the Fund; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2001 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement, the parties hereto do hereby approve the continuance of the Agreement in effect until August 1, 2001 and do ratify and confirm the Agreement in all respects.


                                                 NUVEEN INVESTMENT TRUST II


                                                 By:
                                                    ----------------------------
                                                       Vice President
ATTEST:


------------------------------------
         Assistant Secretary
                                                 NUVEEN INSTITUTIONAL
                                                 ADVISORY CORP.


                                                 By:
                                                    ----------------------------
                                                       Vice President
ATTEST:


------------------------------------
         Assistant Secretary

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                           NUVEEN INVESTMENT TRUST II
                              MANAGEMENT AGREEMENT


                                                        SCHEDULE A

     The Funds of the Trust currently subject to this Agreement and the effective date of each are as follows:

                 FUND                EFFECTIVE DATE            INITIAL TERM

Nuveen Rittenhouse Growth Fund       October 31, 1997      Until August 1, 1999
Nuveen Innovation Fund               December 17, 1999     Until August 1, 2001
Nuveen International Growth Fund     December 17, 1999     Until August 1, 2001
Nuveen Select Stock Fund             September 14, 2000    Until August 1, 2001




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                           NUVEEN INVESTMENT TRUST II
                              MANAGEMENT AGREEMENT


                                   SCHEDULE B

     Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund:


                         NUVEEN RITTENHOUSE GROWTH FUND

         AVERAGE DAILY NET ASSET VALUE                FUND MANAGEMENT FEE

         For the first $125 million                     .8500 of 1%
         For the next $125 million                      .8375 of 1%
         For the next $250 million                      .8250 of 1%
         For the next $500 million                      .8125 of 1%
         For the next $1 billion                        .8000 of 1%
         For assets over $2 billion                     .7750 of 1%


                             NUVEEN INNOVATION FUND

         AVERAGE DAILY NET ASSET VALUE                FUND MANAGEMENT FEE

         For the first $125 million                    1.0000 of 1%
         For the next $125 million                      .9875 of 1%
         For the next $250 million                      .9750 of 1%
         For the next $500 million                      .9625 of 1%
         For the next $1 billion                        .9500 of 1%
         For assets over $2 billion                     .9250 of 1%


                        NUVEEN INTERNATIONAL GROWTH FUND

         AVERAGE DAILY NET ASSET VALUE                FUND MANAGEMENT FEE

         For the first $125 million                   1.0500 of 1%
         For the next $125 million                    1.0375 of 1%
         For the next $250 million                    1.0250 of 1%
         For the next $500 million                    1.0125 of 1%
         For the next $1 billion                      1.0000 of 1%
         For assets over $2 billion                    .9750 of 1%



                            NUVEEN SELECT STOCK FUND

         AVERAGE DAILY NET ASSET VALUE                FUND MANAGEMENT FEE

         For the first $125 million                   1.1000 of 1%
         For the next $125 million                    1.0875 of 1%
         For the next $250 million                    1.0750 of 1%
         For the next $500 million                    1.0625 of 1%
         For the next $1 billion                      1.0500 of 1%
         For assets over $2 billion                   1.0250 of 1%